INSTRUMENT OF APPOINTMENT



                                     Between



                            IAN WALTER STANLEY STRANG



                                       and


                              RICHARD JOHN PIROUET


                                       and


                          CLIVE AUBREY CHARLES CHAPLIN


















                               Michael Voisin & Co
                             Advocates & Solicitors
                           P. O. Box 31, Templar House
                        Don Road, St. Helier, Jersey C.I.


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THIS INSTRUMENT OF APPOINTMENT is made the 27TH day of SEPTEMBER 1994.

BETWEEN

1. IAN WALTER STANLEY STRANG of P. O. Box 31, Templar House, Don Road, St. Helier, Jersey and RlCHARD JOHN PIROUET of Le Gallais Chambers, 54 Bath Street, St. Helier, Jersey (" the Continuing Trustees").

2. CLlVE AUBREY CHARLES CHAPLIN of Minden House, 6 Minden Place, St. Helier, Jersey (the "New Trustee")of the other part.

WHEREAS:

A.   This Instrument is supplemental to:

     (i) a settlement dated the Sixteenth day of February One thousand nine hundred and ninety and known as the Berkeley Govett & Company Limited 1990 Employee Share Option Trust;

     (ii) an Instrument dated the Fourteenth April One thousand nine hundred and ninety-two made by John Gerald Patrick Wheeler and Ian Walter Stanley Strang resolving to change the name of the Settlement to THE GOVETT & COMPANY 1990 EMPLOYEE SHARE OPTION TRUST; and

     (iii)an Instrument dated the Eighteenth day of March One thousand nine hundred and ninety-four between John Gerald Patrick Wheeler, Ian Walter Stanley Strang and Richard John Pirouet whereby John Gerald Patrick Wheeler retired as Trustee and Richard John Pirouet was appointed as a new trustee.

B. Pursuant to Clause 6 of the Settlement the power to appoint a new trustee of the Settlement is vested in the Continuing Trustees.

C. The Continuing Trustees wish to appoint the New Trustee to be an additional trustee of the Settlement.


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                                       -2-


E. The property at present subject to the trusts of the Settlement ("the Trust Property") is specified in the Schedule hereto and it is intended that as soon as may be after the execution of this Instrument the Trust Property shall be transferred into the names of or under the control of the New Trustee and the Continuing Trustees.

NOW THIS DEED WITNESSETH as follows:-

1. Unless the context otherwise requires words and expressions used herein and defined in the Settlement shall have the same meanings herein as are ascribed to them in the Settlement.

2. In exercise of the aforesaid power and of every and any other power them enabling the Continuing Trustees HEREBY APPOINT the New Trustee to be an additional trustee of the Settlement with effect from the date hereof and the New Trustee accepts such appointment.

3. This Instrument shall be governed by and construed in accordance with the laws of Jersey, Channel Islands, and the parties agree to submit to the non-exclusive jurisdiction in the Courts of Jersey, Channel Islands in connection therewith.


IN WITNESS WHEREOF the parties have hereunto entered into this Instrument the day and year first above written.


                                  THE SCHEDULE


            13,929,702 Ordinary 5c Shares in Govett & Company Limited



SIGNED BY the said
IAN WALTER STANLEY STRANG
/s/ I. strang


in the presence of:





SIGNED BY the said
RICHARD JOHN PIROUET
/s/ R.Pirouet


in the presence of: -


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                                       -3-

SIGNED BY the said
CLIVE AUBREY CHARLES CHAPLIN
/s/ C. Chaplin

in the presence of: